Low Cost Producer Spring 2013 Profitable Growth Exhibit 99.1 • Smart Investments • Up-Cycle Tailwinds • Favorable Secular Trends • Low-Cost Foundation

Forward Looking Statement
Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of
1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business;
public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, natural gas, coal and oil; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute expansion opportunities; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of the Company’s markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions; and interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil)
could affect the revenues and operating earnings of our operations.  In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's result of operations.
These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2012. These reports are filed with the
Securities and Exchange Commission. In addition, with respect to any acquisition, factors, risks and uncertainties that may cause actual events and developments to vary materially from those anticipated in forward-looking statements include, but are not limited to, failure to realize the expected benefits of the transaction, possible negative effects of consummation of the transaction, significant transaction costs or unknown liabilities, and general economic and business conditions that may affect us following the acquisition. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Infrastructure and Related Construction Materials

Construction Cement

↓

Aggregates and Concrete

Energy Industry Materials

Oil Well Cement

Frac Sand

Residential and Commercial Construction Materials

Gypsum Wallboard

↑

Gypsum Paperboard

Profitable, High-Returning Growth	*Asset Optimization*
Secular and Cyclical Growth	*Cyclical Recovery*
Cost Position / *Scarcity*	*Cost Position*

Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 3 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Eagle Materials

Infrastructure and Related Construction Materials

- **Construction Cement** ↓
- **Aggregates and Concrete**

Energy Industry Materials

- **Oil Well Cement**
- **Frac Sand**

Residential and Commercial Construction Materials

- **Gypsum Wallboard** ↑
- **Gypsum Paperboard**

Infrastructure and Related Construction Materials	Energy Industry Materials	Residential and Commercial Construction Materials
Profitable, High-Returning Growth		*Asset Optimization*
Secular and Cyclical Growth		*Cyclical Recovery*
Cost Position	*Scarcity*	*Cost Position*

Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 4 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

✓ Operating Execution
✓ Operational Innovation
✓ Technology/Engineering
Raw Materials and Inputs
Manufacturing and Overhead
Transportation and Logistics
Delivered Cost to Market
EXP
Raw Materials Cost
EXP
Production Waste
EXP
Inbound
EXP
Paper Weight
EXP
Construction Cost
EXP
Outbound
EXP
Natural Gas Usage
EXP
G&A
EXP
Quarry and Plant
Eagle Cost Advantages
Industry
EXP

Multiple Sources of Cost Advantage 5

Our Low Cost Producer Strategy
Is Also Aligned with Sustainability
Strategy Objective Sustainability Result
Less
waste
Reduced cost
Responsible use of
resources
Less energy
used
Reduced cost
Smaller environmental
footprint
Less mineral
resource used
Reduced cost
Greater
conservation
Less water
used
Reduced cost
Lower energy
requirements
More recycled
resource use
Reduced cost
Beneficial use of external
waste streams

Return on Total Capital
Ten Year Average
10%
5%
0%
Eagle Materials
Direct Peers (median)
Industry Peers (median)

Return on Total Capital
Five Year Average
10%
5%
0%
Eagle Materials
Direct Peers (median)
Industry Peers (median)

Track Record of Disciplined Investment
Some Say “The Best Predictor of Grades is Grades”
Source: Longnecker & Associates. All measures are based on last fiscal year end.
Note: Direct Peers include: Martin Marietta, Texas Industries Inc., USG Corp., Vulcan Materials
Note: Industry Peers include: Martin Marietta, Texas Industries Inc., USG Corp., Vulcan Materials, Titan Cement Co. S.A., CRH, Buzzi Unicem S.p.A., Holcim Ltd., HeidelbergCement
AG, Lafarge S.A., Cementos Bio-Bio S.A., Cementos Portland Valderrivas, Cemex S.A.B. de C.V., Italcementi S.p.A., Cementos Argos S.A., Headwaters Incorporated.

Infrastructure and Related Construction Materials
Energy Industry Materials
Residential and Commercial Construction Materials
Construction Cement
Aggregates and Concrete
Oil Well Cement
Frac Sand
Gypsum Wallboard
Gypsum Paperboard
Profitable, High-Returning Growth
Asset Optimization
Secular and Cyclical Growth
Cyclical Recovery
Cost Position
Scarcity
Cost Position
Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 8 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Nevada
Cement
Mountain
Cement
Sugar Creek, MO
Illinois
Cement
Tulsa, OK
Texas
Lehigh
Cement
(50/50 JV)
Houston
Cement
Terminal

A Central US Cement System
New Cement Plants – Adjacent but Not Overlapping Market Reach
• Heartland focus
limits direct import
threat
• Sugar Creek and
Tulsa acquisitions
November 30, 2012
filled-in a key
“missing piece of
the puzzle”: links
east to west and
central to south
Lafarge Cement Terminals
Eagle Cement Terminals
Eagle Cement Plants
Former Lafarge Cement Plants

Scale and Value
Increased the Size of Our Cement Business by 60%
Texas Lehigh (50%) 700
Illinois Cement 1,100
Mountain Cement 700
Nevada Cement 550
Eagle Today
3,050
Sugar Creek 1,150
Tulsa 700
Acquired Assets
1,850
Total
Eagle Post-Closing
4,900
Cement Short Tons Capacity
~$225/ton
acquisition price

120
100
80
60
40
20
0
US Capacity
?
Non-Residential
Residential
Governmental
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

US Cement Consumption Outlook
Million Metric Tons
Source:  Portland Cement Association and Eagle Materials analysis

New capacity is constrained for the foreseeable future, some existing capacity may be closed in 2015 due to NESHAP compliance;
imports will be required again to meet demand

EPA Regulatory Developments
Final Rule Issued – Extension Granted

On December 20, 2012, the EPA issued a final rule amending the
Existing Facilities
New Facilities
• National Emission Standards for Hazardous Air Pollutants
(NESHAP) for the Portland Cement Manufacturing Industry
• New Source Performance Standards (NSPS) for Portland
Cement Plants
•
Compliance deadlines extended until September 2015
•
Standards continue to apply to all sources which
commenced construction or reconstruction after May 6, 2009

EPA Regulatory Developments
Standards Tough to Meet, Will Chill New Capacity Addition

Pollutant
Existing Source
Standard
New Source
Standard
Particulate Matter 0.07 lb/ton clinker 0.02 lb/ton clinker
Mercury 55 lb/MM tons clinker 21 lb/MM tons clinker
Nitrogen Oxide
3.5 -10 lb/ton clinker
(varies)
1.5 lb/ton clinker
Sulfur Oxide
1.2-5.0 lb/ton clinker
(varies)
0.4 lb/ton clinker
Total Hydrocarbons 24 ppm 24 ppm
Hydrogen Chloride 3 ppm 3 ppm
Organic Air Pollutants 12 ppm 12 ppm
Standards
for new
sources are
challenging
to meet
individually,
as a set of
standards
potentially
beyond
proven
technology

Concrete/Cement Value Proposition
In Relation to Asphalt, the Leading Substitute

• Historically initial costs per construction mile have favored asphalt over concrete
• Asphalt is used over 85% of the time in US highway and road construction, and this has been the case over many decades
• Life cycle costs have always favored concrete over asphalt
• Now initial costs per mile as well as life cycle costs favor concrete, driven by escalation in asphalt bitumen input costs (oil driven)
• The cost cross-over point favoring concrete over asphalt occurred in 2008 but has been masked by the recession and entrenched historical practices
• Concrete has, in fact, been gaining share over asphalt since 2008
• Outlook is for a further strengthening of the concrete/cement value proposition
• More rapid share gains for concrete are expected as the cost and performance advantages of concrete increase, as cost benefits are better understood, and as use adaptations occur

Concrete Average: 29.3 Years
Asphalt Average: 13.6 Years
Number of State DOTs Reporting
25
20
15
10
5
0
1-5 Years
6-10 Years
11-15 Years
16-20 Years
21-30 Years
31-50 Years
Asphalt
Concrete

Life Cycle Analysis Favors Concrete Pavement Life Expectancy (Before Reconstruction is Required) 15 Source: PCA Highway Report

Asphalt PPI
Dec 1984 =100
Ready Mix PPI
Dec 1984 =100
Crude Oil
$/Barrel
300
200
100
0
$300
$250
$200
$150
$100
$50
$0
Dec-84
Dec-90
Dec-96
Dec-02
Dec-08

Asphalt Production Costs Linked to Oil/Bitumen Asphalt Costs Diverging from Historical Relationship with Concrete 16 Sources: US Department of Labor, International Monetary Fund

2007
Labor
13%
Overhead
15%
Aggregates
17%
Fuel
22%
Bitumen
34%

Bitumen costs have escalated 12%/yr since 2005

2011
Labor
9%
Overhead
9%
Aggregates
12%
Fuel
18%
Bitumen
52%

Asphalt Total Cost Breakdown
Bitumen Now Accounts for More Than Half the Cost (<5% the mass)

"Bitumen" is naturally occurring solid petroleum, the heavy and viscous semi-solid petroleum found in oil sands, as well as refined bitumen generated in oil distillation.
Source: Industry analysis

18%
13%
8%
Long-Term Average 14.4%
13.3%
12.1%
15.5%
16.2%
17.5%
2007
2008
2009
2010
2011

Concrete Share Has, In Fact, Been Growing Growth Since 2008 Has Been Masked by the Recession 18 Concrete Share of Highway Paving Volume Source: PCA June 2012, Oman Data Systems

Outlook and Strategic Implications
A Game Changer for Cement and Asphalt

• The price of asphalt is expected to continue to diverge from the price of concrete as oil price inflation remains higher than the cost inflation of the fuels used in producing cement (e.g., petcoke, shale gas)
• High oil prices have also driven refineries to invest in cokers to extract more high grade products from crude --
this has meant less production of bitumen and more
production of petcoke, further extending the gap
• Petroleum coke is a low-value solid by-products of the oil refining industry and this is reflected in pricing -- decisions about production levels tend not to be made on the markets for petroleum coke; it is a waste recovery by-product “priced to move”
rather than to store
• Competition from concrete will limit asphalt’s ability to pass on costs
• Well-positioned cement producers should enjoy increasing advantages

Asphalt
Concrete
$1,200
$1,000
$800
$600
$400
$200
2003
2005
2007
2009
2011
2013
2015

PCA Projected Initial Bid Paving Costs
Per Two Lane Road Mile - Urban
Parity achieved in Fiscal 2009 – asphalt is an oil-based material
Bid costs do not consider life-cycle costs – which further favors concrete

Infrastructure and Related Construction Materials
Energy Industry Materials
Residential and Commercial Construction Materials
Construction Cement
Oil Well Cement
Gypsum Wallboard
Aggregates and Concrete
Frac Sand
Gypsum Paperboard
Profitable, High-Returning Growth
Asset Optimization
Secular and Cyclical Growth
Cyclical Recovery
Cost Position
Scarcity
Cost Position
Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 21 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Water
Water
Pumper truck
GROUNDWATER
0 m
1,000 m
4,000 m
Cement casing
Steel tubing
Water
+ sand
+ additives
Sand keeps
cracks open
Fracturing
Horizontal
well
Oil or Gas
Energy Reservoir

Close Relationship of End-Uses
Oil Well Cement and Frac Sand

•
Specialty oil well
cement
for casing
wells
• Special purpose
frac sand
to keep
the fractures
“propped open”
Important elements
for unlocking energy
in the shale plays

Shifting the Cement Product Mix to Oil Well Cement
A Top Company Priority

• Very few US cement producers have
the capability, know-how, permits or
customer relationships required to
effectively produce and market
specialty oil-well cement, especially
Class H, the grade used in the most
demanding casing applications
• Alternative for oil services
companies is to apply additives to
more conventional grade cement to
achieve similar results – can be
more costly and less predictable
Eagle has been
the pre-eminent
US producer of oil
well cement for
decades, well in
advance of current
secular energy
drilling trends
Strong value
proposition for
Eagle and a key
profit growth
opportunity

Frac Sand a Key Companion with Oil Well Cement
Both are Mutually Reinforcing Growth Opportunities

Eagle Plant
Current
Production
Proportion
Target
Production
Proportion
Key
Cement
Grades
Target
Shale           Capability
Plays
Plant
Status
Texas
Lehigh
~ 50% > 50% Class H Eagle Ford
Mature
capability
Mountain
~ 25% > 25% Class G Niobrara
Mature
capability
Illinois
0% > 25%
Class G
and H
Utica
Now
proven
Tulsa
4% > 50%
Class C
and H
Miss. Lime,
Ardmore
Acquired,
now proven
Sugar
Creek
0% > 25%
Class G
and H
Anadarko,
Bakken
Acquired,
feasible

Infrastructure and Related Construction Materials
Energy Industry Materials
Residential and Commercial Construction Materials
Construction Cement
Aggregates and Concrete
Oil Well Cement
Frac Sand
Gypsum Wallboard
Gypsum Paperboard
Profitable, High-Returning Growth
Asset Optimization
Secular and Cyclical Growth
Cyclical Recovery
Cost Position
Scarcity
Cost Position
Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 25 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Frac Sand is a Natural, Close Adjacency for Eagle
Key Growth Opportunity and a Top Eagle Priority

Leverages existing
• Customer base (oil well cement)
• Prime distribution infrastructure that can
be readily repurposed (Corpus Christi
terminal, proximate to Eagle Ford)
• Processing expertise (aggregates)
• Advantaged access to scarce northern
white sand resource
• Long-standing relationships (Illinois
Cement) enabled acquisition of a 50-year
reserve scale deposit
• Northern white sand is a preferred
proppant, issue is economic proximity
• Opportunity to create a low-cost system

Southeast MO
Northern Illinois
MN/WI
Small Universe of Areas in North America (and in the World)
Highest
Quality
Frac
Sand
Studies have shown geologic conditions creating these deposits are rare across the globe.
England deposits are played out, limited quality deposits in Poland, Asia/Pacific and Arabia have lower crush strengths – implies a relatively low sand import threat.
Geology is Destiny – Quality Scarcity
Dark Red Represents the Outcroppings of Quartz Sand ~ 500 Million Years Old

West
East
Elevation (feet)
800
600
400
200
0
−200
−400
−600
−800
−1,000
Matthiessen State Park
Vermilion River
Axis of La Salle Anticlinorium
0
5 Miles
Period
Quaternary
Glacial till
Second phase of uplift
Pennsylvanian
Predominantly shale, limestone, sandstone, and coal
Silurian
Dolomite
Maquoketa Shale
First phase of uplift
Galena-Platteville Group (dolomite)
Ordovician
St. Peter Sandstone
Shakopee Dolomite

Sandstone Formation Section View Moreover, Sandstone Closest to the Surface is Even Less Common 28

State Perspective and Top Players

Minnesota (Top Quality)
4 million ton capacity
- Unimin

Wisconsin (Top Quality)
10 million tons capacity
1. Badger Mining
2. Unimin
3. Fairmount
4. EOG Resources

Michigan (#2 Quality)
1 million tons capacity
- Sergeant Sand

Iowa (#2 Quality)
2 million ton capacity
- Pattison Sand

Illinois (Top Quality)
6 million tons capacity
1. US Silica
2. Unimin
3. Fairmount
4. Manley

Northern White Sand 29

Completed Entrance to Illinois Sand Good Neighbor Landscaping 30 Quarry Preparation

Corpus Christi Site Repurposing Underway Nearly Complete 31

Eagle Materials

2,000
1,500
1,000
500
0
Even their low case has oil directed rig counts above 2011 levels for the next three years
High Case
Base Case
Low Case
2008
2009
2010
2011
2012
2013
2014
2015

Oil Directed Rig Count History and Forecasts Simmons and Energy Information Agency 32

Frac Sand Intensive

- Horizontal is forecast to account for 62% of all rigs working in the US in 2013

- Directional rigs will account for 11% of the total

- Vertical rigs will represent 27%.

US Drilling Activity by Rig Type
1400
1200
1000
800
600
400
200
0
Horizontal
Directional
Vertical
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013

Sources: BHI, Spears

33 Drilling Activity Forecasts by Type Baker Hughes and Spears, January 2013

Total oil/liquids forecast to be up 13% from 864 to 979.
4Q12
Year End 2013 Forecast
250
200
150
100
50
0
Eagle Ford
Bakken
Permian Unconv.
Mississippian
Granite Wash
Niobrara
Cana
Utica
Other

Unconventional Oil/Liquids Rig Count Forecast Eagle Ford Remains the Most Important, Miss and Utica Fastest Growing 34

50
40
30
20
10
0
17
27
34
45
47
2009
2010
2011
2012
2013

North American Proppant Annual Demand Outlook Simmons and Company, December 2012, annual million tons 35

50
40
30
20
10
0
Inferior Sand Types
High Quality White Sand
2011 Tons
Industry Capacity
2012 Tons
"Probable"
Year End Capacity
2013
Demand Forecast

Estimated Available Supply and Demand
Million Tons

The industry may need to continue to rely on lower quality but more proximate sand types (as well as ceramics) to close the supply gap until new sources can be developed

Infrastructure and Related Construction Materials

Construction Cement

↓

Aggregates and Concrete

Energy Industry Materials

Oil Well Cement

Frac Sand

Residential and Commercial Construction Materials

Gypsum Wallboard

↑

Gypsum Paperboard

Infrastructure and Related Construction Materials	Energy Industry Materials	Residential and Commercial Construction Materials
Profitable, High-Returning Growth		*Asset Optimization*
Secular and Cyclical Growth		*Cyclical Recovery*
Cost Position	*Scarcity*	*Cost Position*
Extension of Low Cost Producer Positions

Eagle Materials Business Definition Minerals-Based Commodity Products 37 Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Eagle’s US Market and Production Locations
38 Note: Design capacities here do not necessarily represent current operating rates (“effective capacity”).
Gypsum Wallboard (National-Scope)
Paper
Gypsum, CO
725 MMSF
Albuquerque, NM
450 MMSF
Duke, OK
1,300 MMSF
Georgetown, SC
900 MMSF
Lawton, OK
350,000 tons
Bernalillo, NM
525 MMSF
Currently idled

Closely Linked with Housing

1,500
1,000
500
0
New Home Sales (000)
BSF
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
1980
1990
2000
2010

US Demand for Gypsum Wallboard Source: US Census Bureau, company analysis 39

Moody's economy.com
Other Forecast
Harvard Joint Center for Housing Studies "conservative" case: 16 million housing units needed 2010-20 (implies an average of 1.6 million/year -- household formations alone are 1.3 million)
2.00
1.50
1.00
0.50
0.00
Household Formations 2010-20
Gap
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Latest Single-Family Housing Starts Forecasts SAAR in Millions 40

House prices, employment, and housing permits have gained in 242 out of 385 metro areas over the prior six months, in contrast to only 12 metro areas doing so just sixteen months ago.
100%
75%
50%
25%
0%
Sept
Dec
Mar
Jun
Sept
Dec
Jan
2011
2012
2013

Proportion of Improving Metro Markets Percentage of 385 Metro Areas as Surveyed by NAHB 41

Leading Indicator of Remodeling Activity – Fourth Quarter 2012

Homeowner Improvements
Four-Quarter Moving Totals
Billions of $
Four-Quarter Moving
Rate of Change
$150
$145
$140
$135
$130
$125
$120
$115
$110
$105
$100
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-6.7%
-4.4%
-1.3%
0.5%
-0.4%
-2.1%
-1.4%
0.0%
2.2%
3.7%
2.1%
8.2%
8.8%
10.6%
16.8%
19.7%
$112.0
$113.1
$114.3
$112.3
$111.6
$110.7
$112.6
$112.3
$114.0
$114.8
$115.1
$121.6
$124.1
$127.0
$134.4
$145.5
4
2010-1
2
3
4
2011-1
2
3
4
2012-1
2
3
4
2013-1
2
3
US Census Bureau
LIRA

Note: The fourth quarter 2012 estimate is calculated using preliminary Census Bureau data and LIRA projections.
Source: Joint Center for Housing Studies of Harvard University.

Repair and Remodeling Outlook Harvard’s Outlook Suggests Growing Strength into 2013 42

Eagle Materials

Eagle is well-positioned to serve some of the markets that are expected to recover earlier and robustly
6
5
4
3
2
1
0
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2
2013Q4
2014Q2
2014Q4

Albuquerque
(Albuquerque, NM, Santa Fe, NM, Phoenix, AZ MSAs)

Georgetown
(Charleston, SC, Columbia, SC, Wilmington, NC, Raleigh, NC, Charlotte, NC, Atlanta, Jacksonville, FL, Savannah, GA MSA's)

Eagle, CO
(Denver, Co, Boulder, Co, Cheyenne, WY MSA's)

Duke, OK
(DFW-Arlington, Oklahoma City, OK, Little Rock, AR, Wichita Falls, TX, Wichita, KS MSA's)

Albu-
querque
Eagle
George
town
Duke

Relative Scale of Market Scope MSAs
(Current)

Source: Moody’s Economy.com Comparative Regional Recovery Outlooks Single Family Starts, Moody’s Base Case, 2011Q2 = 1 43

Capital Structure

Funding Strategy

Use of Cash

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials	Energy Industry Materials	Residential and Commercial Construction Materials
Construction Cement	Oil Well Cement	Gypsum Wallboard
Aggregates and Concrete	Frac Sand	Gypsum Paperboard

Strategy Emphasis Now	*Profitable, High-Returning Growth*		*Asset Optimization*
Key Demand Drivers	*Secular and Cyclical Growth*		*Cyclical Recovery*
Competitive Advantage	*Cost Position*	*Scarcity*	*Cost Position*
Innovation Focus	*Extension of Low Cost Producer Positions*		

3

Financial Discipline is a Key Enabler of Success An Eagle Hallmark 44

$1,200
$1,000
$800
$600
$400
$200
$0
$501
$579
$699
$925
$994
$845
$695
$533
$537
$581
$694
$868
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM PF LTM

$400
$300
$200
$100
$0
$131
$141
$201
$289
$351
$220
$152
$123
$100
$105
$160
$203
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM PF LTM

Financial Summary
Profitable Performance Throughout the Cycle
Adjusted Revenues
(1)
Adjusted EBITDA
(2)

Note: Dollars in millions. For fiscal years ending March 31, except LTM as of December 31, 2012.  Pro forma LTM periods include Target Assets.
(1)
Includes our proportionate share of our JV’s revenues.  PF LTM Adjusted Revenues includes revenues for the Lafarge Target Business for the 11 months ended 9/30/12.
Adjusted Revenues is a non-GAAP measure.  See slides titled “Non-GAAP Reconciliation” in the Appendix.
(2)
Adjusted EBITDA represents earnings before :(i) interest, taxes, depreciation and amortization; (ii) certain other non-cash or non-routine items; and (iii) acquisition costs and other overhead costs allocated to the Lafarge Target Business. Adjusted EBITDA is a non-GAAP measure. See slides titled “Non-GAAP Reconciliation” in the Appendix.

Eagle Evolution Since Peak of Last Cycle
Long-Standing Goal of Doubling Our Peak to Peak Earnings Power

1. One-third more productive capacity in place
• Cement: Illinois expansion completed
• Wallboard: Ultra-efficient new plant built in Georgetown
• Paper: 350,000 ton capacity today (220,000 ton originally)
2. Cement acquisitions increased capacity by 60% December 2012
• Two cement plants and related assets
3. Shift of cement product mix toward oil well and other specialties
• Class H at Texas Lehigh was less than 10% now over 50%
4. We believe our frac sand opportunity has as much earnings contribution potential as does cement or wallboard

Net Debt-to-Cap	40%	38%	35%	41%
Net Debt-to-Equity	67%	62%	55%	69%

$800
$700
$600
$500
$400
$300
$200
$100
$-
($ Millions)
$452
$302
$460
$285
$473
$260
$688
$474
3/31/10
3/31/11
3/31/12
12/31/12
Equity
Net Debt

Capital Structure 47

$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ In Millions
$4.7
$9.5
$57.0
$8.0
$81.2
$36.5
2013
2014
2015
2016
2017
2018
2019
2020
Fiscal Years
2005 Senior Notes
2007 Senior Notes

Debt Maturity Profile 48

Eagle Materials

$ Millions
$600
$500
$400
$300
$200
$100
$0
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13 YTD
Dividends
Growth and Improvement
Share Repurchases
Maintenance

Disciplined Use of Cash 49 Note: Issued 3.5 million shares in FY 13 pursuant to the acquisition of Lafarge assets.

Investment Summary
Eagle Materials
• Low cost producer
• Leading positions in attractive markets
• Strong earnings growth in up-cycle,
and now in early innings
• Favorable secular demand trends,
especially for cement and frac sand
• Recently acquired assets from Lafarge
are highly complementary and increase
Eagle’s cement capacity by 60%
• Track record of sound strategic
choices, e.g., smart growth

Non-GAAP Reconciliation 51

Non-GAAP Reconciliation
Adjusted EBITDA
$ million 3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12
Net Income $   57.6 $   66.9 $ 106.7 $ 161.0 $ 202.7 $   97.8 $   41.8 $   29.0 $   14.8 $   18.7 $   58.9
Plus:
Taxes 29.0 35.2 51.4 80.1 101.6 46.6 20.4 10.3 1.9 3.2 27.1
Interest 9.6 3.8 3.3 6.3 5.4 21.1 28.9 21.5 16.5 16.6 14.3
DD&A 33.2 33.0 34.5 38.6 40.0 44.9 51.2 50.8 49.2 50.1 52.5
Other
Charges 1.4 2.2 5.5 3.2 1.8 9.7 9.8 11.0 17.9 15.9 6.8
Adjusted
EBITDA $ 131 $ 141 $ 201 $ 289 $ 351 $ 220 $ 152 $ 123 $ 100 $ 105 $ 160
Lafarge Target Business EBITDA for 11 months ended 9/30/12 (see attached) $   43
Pro Forma Total Adjusted EBITDA $ 203
Adjusted EBITDA represents earnings before (i) interest, taxes, depreciation and amortization, (ii) certain other non-cash or non-routine items, and (iii) acquisition costs and other overhead costs allocated to the Lafarge Target Business.  Adjusted
EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases and is used as a benchmark for evaluating the creditworthiness of particular issuers. Adjusted EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP.

LTM
12/31/12

Non-GAAP Reconciliation
Adjusted EBITDA
$ million
Year ended
12/31/11
9 months
ended
9/30/11
9 months
ended
9/30/12
LTM
9/30/12
Dec.
2012
(Eagle
owned)
11
months
Lafarge Target
Business Net
Earnings $   (11) $      9 $   (2) $   (4)
Plus:
Taxes (8) 7 (2) (3)
Interest 3 (2) 2 3
DD&A 22 (16) 16 22
Overhead
Allocation
Adjustment 28 (21) 20 27
Lafarge Target
Business
EBITDA $   34 $   (23) $   34 $   45 $   (2) $   43
The following provides a reconciliation of the Lafarge Target Business EBITDA for the 11 months ended 9/30/12:

Non-GAAP Reconciliation
Adjusted Revenue
$ million 3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12
LTM
12/31/12
Eagle $   429 $   503 $   617 $   860 $   918 $   748 $   599 $   468 $   462 $   495 $   600
Joint
Venture
(50%) 72 76 82 65 76 97 96 65 75 86 94
Total $   501 $   579 $   699 $   925 $   994 $   845 $   695 $   533 $   537 $   581 $   694
$   174
Pro Forma Total $   868

Lafarge Target Business Revenue for 11 months ended 9/30/12 (see attached)

Non-GAAP Reconciliation
Adjusted Revenue
$ million
Year ended
12/31/11
9 months
ended
9/30/11
9 months
ended
9/30/12
LTM
9/30/12
Dec. 2012
(Eagle
owned)
11 months
Lafarge Target
Business Revenue $  165 $ (121) $ 138 $ 182 $   (8) $   174
The following provides a reconciliation of the Lafarge Target Business revenue for the 11 months ended 9/30/12:

LEGEND
CEMENT PLANTS
CEMENT TERMINALS
WALLBOARD PLANTS
WALLBOARD DISTRIBUTION YARDS
CONCRETE OPERATIONS
AGGREGATES OPERATIONS
PAPERBOARD MILL
DALLAS HEADQUARTERS
MARYSVILLE
RENO (FERNLEY)
LARAMIE
GYPSUM
LASALLE
KANSAS CITY, KS & MO
BERNALILLO
ALBUQUERQUE
TULSA
DUKE
LAWTON
GEORGETOWN
DALLAS
AUSTIN (BUDA)

MAJOR FACILITIES
GYPSUM WALLBOARD PLANTS
AMERICAN GYPSUM COMPANY LLC
Albuquerque, New Mexico
Bernalillo, New Mexico
Gypsum, Colorado
Duke, Oklahoma
Georgetown, South Carolina
PAPERBOARD MILL
REPUBLIC PAPERBOARD
COMPANY LLC
Lawton, Oklahoma
CONCRETE AND AGGREGATES PLANTS
CENTEX MATERIALS LLC
Austin and Buda, Texas
MATHEWS READYMIX LLC
Marysville, California
TALON CONCRETE AND AGGREGATES LLC
Kansas & Missouri – 10 locations
WESTERN AGGREGATES LLC
Marysville, California
CEMENT PLANTS
CENTRAL PLAINS CEMENT
COMPANY LLC
Sugar Creek, Missouri
Tulsa, Oklahoma
ILLINOIS CEMENT COMPANY LLC
LaSalle, Illinois
MOUNTAIN CEMENT COMPANY
Laramie, Wyoming
NEVADA CEMENT COMPANY
Fernley, Nevada
TEXAS LEHIGH CEMENT
COMPANY LP
Buda, Texas
(50% joint venture)

Contact Information
Steve Rowley
President and CEO
(214) 432-2020
srowley@eaglematerials.com
Craig Kesler
Executive Vice President and CFO
(214) 432-2013
ckesler@eaglematerials.com
Bob Stewart
Executive Vice President, Strategy, Corporate Development and Communications
(214) 432-2040
bstewart@eaglematerials.com
Eagle Materials Inc.                             NYSE:  EXP
www.eaglematerials.com